UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 12, 2005

Rockford Corporation

(Exact name of registrant as specified in its charter)

Arizona (State or other Jurisdiction of Incorporation)	000-30138 (Commission File Number)	86-0394353 (IRS Employer Identification No.)

600 South Rockford Drive

Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(480) 967-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.1

Item 7.01. Regulation FD Disclosure.

     On May 12, 2005, Rockford issued a news release regarding its results of operations for the first quarter ended March 31, 2005. A copy of the news release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is furnished herewith:

     99.1 News release of Rockford dated May 12, 2005, “Rockford Corporation Announces First Quarter 2005 Results”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005

ROCKFORD CORPORATION
By:	/s/ W. Gary Suttle
W. Gary Suttle
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	News release of Rockford dated May 12, 2005, “Rockford Corporation Announces First Quarter 2005 Results”.